UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, commencing in the third quarter of fiscal year 2025, the Company’s Board of Directors authorized the evaluation of a potential expansion into Contract Development and Manufacturing (“CDMO”) activities within its Chemrex Corporation Sdn. Bhd. (“Chemrex”) subsidiary. This evaluation formed part of a broader business rationalization initiative in light of challenges identified in Chemrex’s legacy operations, its business outlook, and the Company’s strategic objective of transitioning toward biotechnology-focused development activities.

The Company has also previously disclosed that it initiated a governance review of Chemrex, which includes an assessment of historical governance, compliance, and operational matters. This review remains ongoing and is being conducted as part of the Company’s efforts to enhance oversight, internal controls, and governance practices within the Chemrex subsidiary.

In connection with this governance review and the regularisation of Chemrex’s board and management structure, the Company appointed additional directors to the board of Chemrex to oversee these efforts. The reconstituted board of directors of Chemrex appointed Mr. Matthew L. Barsing to serve as a director and as Chairman of the Board of Chemrex. Mr. Barsing has prior experience in public-sector and private-sector leadership roles, including service with the Malaysian Digital Economy Corporation and executive leadership roles within technology-focused enterprises.

On December 19, 2025, the Company received notices of resignation from the following officers and directors of Chemrex:

Mr. Too Kam Tham

Mr. Liong Tai Tan

Mr. Wei Foong Lim

Mr. Kuan Yew Tan @ Hing Kuan Yew

These individuals did not serve as executive officers of the Company.

At this time, the Company continues to evaluate the impact of these resignations in the context of the ongoing governance review and, where appropriate, to assess any potential courses of action available to the Company or its subsidiaries. No conclusions have been reached, and any such assessments remain subject to further review.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

/s/ Su-Leng Tan Lee
By:	Su-Leng Tan Lee
Chief Executive Officer

Date:	December 23, 2025

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